SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of the Commission
[X]  Definitive Proxy Statement                      Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                        CENTRAL VIRGINIA BANKSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                        CENTRAL VIRGINIA BANKSHARES, INC.



Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB"), which will be held on Tuesday, April 24, 2001, at 10:00 a.m., at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, for the following purposes:

         (1)      to elect three directors for a term of three years,

         (2) to approve the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ended December 31, 2001, and

         (3) to transact such other business as may properly come before the meeting.

         Whether or not you plan to attend in person, it is important that your shares be represented at the Meeting. Please complete, sign, date and return promptly the attached proxy card in the enclosed postage-paid return envelope. If you later decide to attend the Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Meeting, you may do so and your proxy will have no further effect.

         The Board of Directors and management of CVB appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                             Sincerely yours,



                                             RALPH LARRY LYONS
                                             President and
                                             Chief Executive Officer

Powhatan, Virginia
March 23, 2001

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                   P.O. Box 39
                          Powhatan, Virginia 23139-0039

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held on April 24, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Central Virginia Bankshares, Inc. ("CVB") will be held at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, on April 24, 2001, at 10:00 a.m. for the following purposes:

         (1) to elect three directors for a term of three years and until their respective successors are elected and qualified,

         (2) to approve the appointment of Mitchell, Wiggins & Company, LLP, as auditors for the year ended December 31, 2001, and

         (3) to transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors has fixed the close of business on March 2, 2001 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Garland L. Blanton, Jr.
                                            Secretary

Powhatan, Virginia
March 23, 2001

________________________________________________________________________________

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
________________________________________________________________________________

                        CENTRAL VIRGINIA BANKSHARES, INC.

                                   ___________

                                 PROXY STATEMENT
                                   ___________


                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 24, 2001




                               GENERAL INFORMATION

         This Proxy Statement is furnished to holders of common stock, $1.25 par value per share ("Common Stock"), of Central Virginia Bankshares, Inc. ("CVB") in connection with the solicitation of proxies by the Board of Directors (the "Board") of CVB to be used at the Annual Meeting of Shareholders to be held on April 24, 2001, at 10:00 a.m. at the Powhatan Village Building (old Powhatan High School), 3910 Old Buckingham Road, Powhatan, Virginia, and any adjournment or postponement thereof (the "Annual Meeting").

         The approximate date on which this Proxy Statement, the accompanying proxy card and Annual Report to Shareholders (which is not part of CVB's soliciting materials) are being mailed to CVB's shareholders is March 23, 2001. In addition to solicitation by mail, officers and regular employees of CVB may solicit proxies in person or by telephone. The cost of soliciting proxies will be borne by CVB.

         The proxy solicited hereby, if properly signed and returned to CVB and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the slate of director nominees and "for" the appointment of the auditors set forth on the proxy and described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of CVB (Garland L. Blanton, Jr., Secretary, Central Virginia Bankshares, Inc., 2036 New Dorset Road, P.O. Box 39, Powhatan, Virginia 23139-0039); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment or postponement thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

         Only shareholders of record at the close of business on March 2, 2001 (the "Record Date") will be entitled to vote at the Annual Meeting. On the Record Date, there were 1,935,799 shares of Common Stock issued and outstanding and approximately 861 record holders. Each share of Common Stock is entitled to one vote at the Annual Meeting. There are no rights of appraisal or similar rights of dissenters under

Virginia law or otherwise with regard to the proposals to be addressed at the Annual Meeting. CVB had no other class of equity securities outstanding at the Record Date.


                  ELECTION OF DIRECTORS; SECURITY OWNERSHIP OF
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Election of Directors; The Nominees

         The Articles of Incorporation and Bylaws of CVB provide that the Board shall fix the number of directors of CVB and that such directors shall be divided into three classes as nearly equal in number as possible. Currently, the number of directors is fixed at eight. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. The following table sets forth the names of the current directors, the class to which they belong and the years in which their terms of office will expire:

              Class C                 Class B                    Class A
               2001(1)                  2002                      2003
               ----                     ----                      ----

         Charles W. Binford      Ralph Larry Lyons           Elwood C. May
         John B. Larus           Garland L. Blanton, Jr.     Charles B. Goodman
         James T. Napier         Fleming V. Austin
______________
(1) These three directors are the nominees for election at the Annual Meeting for a three-year term expiring in 2004 and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

The Board of Directors

         Unless authority is withheld in the proxy, each proxy executed and returned by a shareholder will be voted for the election of the three nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above would not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

         In the election of directors, those nominees receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a nominee.

         There is set forth hereafter as to each of the nominees, and the remaining directors who will continue to serve, certain information including age, principal occupation and, as of February 28, 2001, information respecting beneficial ownership of Common Stock. The date shown for first election as a director in the information below represents the year in which the nominee or continuing director was first elected to the Board of CVB or previously to the Board of Central Virginia Bank (the "Bank"). Unless otherwise indicated, the business experience and principal occupations shown for each nominee or continuing director has extended five or more years.

Ralph Larry Lyons, 52, has been a director since 1983.
         Mr. Lyons is President and Chief Executive Officer of CVB and the Bank.

Garland L. Blanton, Jr., 70, has been a director since 1985.
         Mr. Blanton is the retired President/Manager of Blanton & Pleasants Hardware, Inc., a hardware retailer located in Cartersville, Virginia. He also serves as Secretary of CVB.

Fleming V. Austin, 70, has been a director since 1993.
         Mr. Austin is a retired executive vice president of CVB and the Bank.

Elwood C. May, 60, has been a director since 1973.
         Mr. May is the owner/operator of Flatrock Hardware, Inc., a hardware retailer located in Powhatan, Virginia.

Charles B. Goodman, 74, has been a director since 1978.
         Mr. Goodman is President of Goodman Truck & Tractor Co., Inc., a truck, tractor and equipment dealer located in Amelia County, Virginia.

Charles W. Binford, 81, has been a director since 1973.
         Mr. Binford is a retired partner of A.G. Smith & Co., a general merchandise store located in Maidens, Virginia, and the retired postmaster of Maidens, Virginia.

John B. Larus, 72, has been a director since 1973.
         Mr. Larus serves as Chairman of the Boards of Directors of CVB and the Bank. He is a managing partner of Stony Point Estates.

James T. Napier, 48, has been a director since 1997.
         Mr. Napier is President of Napier Old Colony Realtors, Inc. which has its main office in Chesterfield County and has branch offices serving Powhatan, Hanover and Henrico Counties and the City of Richmond. Mr. Napier has been President of the firm since 1991 and has been involved in the real estate business since 1976.

         Other than Mr. Blanton and Mr. Goodman, who are brothers-in-law, there are no family relationships among the officers and directors of CVB.

Security Ownership of Management

         The following table sets forth information as of February 28, 2001, regarding the beneficial ownership of Common Stock by all directors and nominees, by its President and Chief Executive Officer and by all directors and executive officers as a group. For the purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), under which, in general, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security or if he has the right to acquire beneficial ownership of the security within 60 days.

                                        Common Stock
        Name                         Beneficially Owned(1)      Percent of Class
        ----                         ------------------         ----------------
Directors
---------
Fleming V. Austin (2)                        11,750                   .60%
Charles W. Binford (3)                       29,131                  1.50%
Garland L. Blanton, Jr. (4)                  12,468                   .64%
Charles B. Goodman (5)                       19,018                   .98%
John B. Larus (6)                            40,647                  2.09%
Ralph Larry Lyons (7)                        36,645                  1.88%
Elwood C. May (8)                            15,206                   .78%
James T. Napier                               6,742                   .35%

All present executive officers and
directors as a group (13 persons)           194,756                  9.69%
________________
(1) Amounts disclosed include shares of Common Stock issuable upon the exercise of stock options exercisable within 60 days of February 28, 2001.
(2) Includes 2,250 shares owned by Mr. Austin and his wife as joint tenants and 1,502 shares owned by his wife.
(3) Includes 2,257 shares owned by Mr. Binford and his wife as joint tenants and 1,215 shares owned by his wife.
(4) Includes 3,700 shares owned by Mr. Blanton and his wife as joint tenants and 818 shares owned by his wife.
(5) Includes 3,378 shares owned by Mr. Goodman and his wife as joint tenants and 5,844 shares owned by his wife.
(6)  Includes 12,000 shares owned by Mr. Larus' wife.
(7) Includes 4,343 shares owned by Mr. Lyons and his wife as joint tenants, 1,841 shares owned by Mr. Lyons' minor son, and 3,850 shares owned by his wife.
(8)  Includes 4,632 shares owned by Mr. May and his wife as joint tenants.


Security Ownership of Certain Beneficial Owners

         Management does not believe that any shareholder beneficially owns more than 5% of the outstanding shares of Common Stock as of February 28, 2001.

The Board of Directors and Its Committees

         Meetings of the Board of Directors are held regularly each month and there is also an organizational meeting following the Annual Meeting of Shareholders. The Board held 13 meetings in the year ended December 31, 2000. For such year, none of CVB's eight directors attended fewer than 75% of the aggregate number of Board meetings and meetings of committees of which the respective directors are members.

         The Board of Directors has an Audit Committee and a Compensation Committee.

         The Audit Committee consists of Messrs. Blanton, Goodman and Napier. The Audit Committee is responsible for the selection and recommendation of the independent accounting firm for the annual audit and for the assurance of the adherence to a system of internal controls. It reviews and accepts the reports of CVB's independent auditors and federal examiners. The Audit Committee met four times during the year ended December 31, 2000.

         The Compensation Committee consists of Messrs. Austin, Binford and Larus. The Compensation Committee is responsible for reviewing and approving salary grade levels for the Bank as well as recommended salary increases. The Compensation Committee met once during the year ended December 31, 2000.

         The full Board of Directors acts as a nominating committee.

         Under CVB's Bylaws, notice of a proposed nomination complying with certain specified requirements must be received by CVB not less than 60 nor more than 90 days prior to any meeting of shareholders called for the election of directors, provided in each case that if fewer than 70 days' notice of the meeting is given to shareholders, such written notice shall be received not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.

         The Bylaws of CVB require that the shareholder's notice set forth as to each nominee (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of CVB that are beneficially owned by such nominee and (iv) any other information relating to such nominee that is required under federal securities laws to be disclosed in solicitations of proxies for the election of directors or is otherwise required (including, without limitation, such nominee's written consent to being named in a proxy statement as nominee and to serving as a director if elected). The Bylaws of CVB further require that the shareholder's notice set forth as to the shareholder giving the notice (i) the name and address of such shareholder and (ii) the class and amount of such shareholder's beneficial ownership of CVB Common Stock. If the information supplied by the shareholder is deficient in any material aspect or if the foregoing procedure is not followed, the chairman of the annual meeting may determine that such shareholder's nomination should not be brought before the annual meeting and that such nominee shall not be eligible for election as a director of CVB.

Executive Officers Who Are Not Directors

         Charles F. Catlett, III (age 52) is Senior Vice President and Chief Financial Officer. Prior to joining CVB in December 1999, he was President of Franklin Financial Associates, L.L.C. for two years. Prior to establishing Franklin Financial Associates, he was Senior Vice President and Group Manager of

Wachovia Bank, the successor by merger in 1997 to Central Fidelity National Bank, where he served in several senior management capacities in Bank Investments, Management Accounting, Corporate Accounting and Internal Audit. Mr. Catlett has over 27 years of banking experience.

         Joseph B. Keesee (age 61) is Senior Vice President and Senior Loan Officer. Prior to joining CVB in 1995, he was Executive Vice President and Senior Lender with Premier Bank, Wytheville, Virginia, for five years. Prior to joining Premier Bank, he was Executive Vice President and Chief Executive Officer of Rappahannock National Bank, Washington, Virginia, for two years and a Senior Vice President with Central Fidelity Bank in Culpeper, Virginia, for 19 years. Mr. Keesee has 30 years of banking experience.

         Jodie S. Cocke (age 40) is a Vice President and Construction Lending Officer. Prior to joining CVB in August 1998, she served as an Assistant Vice President and Construction Loan Officer at Jefferson National Bank for four years and at Pioneer Federal Savings Bank for nine years.

         F. William Kidd (age 54) is a Vice President and the Cashier of the Bank. Mr. Kidd has been with CVB for 17 years and is presently responsible for the information technology and operations areas of the Bank. Mr. Kidd also serves as the security officer for CVB.

         Judy M. Reynolds (age 39) is a Vice President of CVB. She serves as branch coordinator for the six branches of the Bank and also as a lender. Ms. Reynolds has been employed by CVB for 21 years.


                                  REMUNERATION

Summary of Cash and Certain Other Compensation

         The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the cash compensation paid by CVB, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer of CVB in all capacities in which he served:

                           Summary Compensation Table

                                                Annual Compensation
                                        -------------------------------------
                                                                                All Other
           Name and                                                           Compensation
      Principal Position         Year         Salary ($)      Bonus ($)          ($)(1)
      ------------------         ----         ----------      ---------          ------
Ralph Larry Lyons                2000           148,850         1,431            23,090
President, Chief                 1999           141,102         1,331            24,610
Executive Officer and            1998           130,650         2,512            22,165
   Director

_______________

(1) "All Other Compensation" includes: (a) $9,750, $10,500 and $9,100 in directors fees paid to Mr. Lyons for the fiscal years ended December 31, 2000, 1999 and 1998, (b) $10,420, $14,110 and $13,065 representing total contributions to CVB's Profit Sharing/Retirement Plan for the fiscal years ended December 31, 2000, 1999 and 1998 on behalf of Mr. Lyons, and (c) $2,920 representing total contributions to CVB's 401(k) Plan for the fiscal year ended December 31, 2000 on behalf of Mr. Lyons to match 2000 pre-tax elective deferral contributions (which are included under the "Salary" column) made by Mr. Lyons to such plan. No contributions were made to CVB's 401(k) Plan on Mr. Lyons' behalf for the fiscal years ended December 31, 1999 or 1998.


Stock Options

         The following table sets forth for the year ended December 31, 2000, the grants of stock options to the named executive officers:

                        Option Grants In Last Fiscal Year

                                Number of             Percent of Total
                                Securities             Options Granted
                            Underlying Options           to Employees         Exercise or Base
          Name                Granted (#) (1)       in Fiscal Year (%) (2)     Price ($/Share)     Expiration Date
          ----                ---------------       ----------------------     ---------------     ---------------
Ralph Larry Lyons                   --                      0%                       --                   --

_________________
(1) Stock options were awarded at or above the fair market value of the shares of Common Stock at the date of award.
(2) Options to purchase 8,000 shares of Common Stock were granted to employees during the year ended December 31, 2000.


         No stock options were exercised by the named executive officers during 2000. The following table sets forth the amount and value of stock options held by the named executive officers as of December 31, 2000.

                          Fiscal Year End Option Values

                                               Number of
                                         Securities Underlying                Value of Unexercised
                                        Unexercised Options at                In-the-Money Options
                                          Fiscal Year End (#)               at Fiscal Year End ($)(1)
                                          -------------------               -------------------------

             Name                   Exercisable       Unexercisable       Exercisable      Unexercisable
             ----                   -----------       -------------       -----------      -------------
       Ralph Larry Lyons               6,000              3,000               $0                 $0

_________________
(1) The value of in-the-money options at fiscal year end was calculated by determining the difference the closing price of a share of Common Stock as reported on the Nasdaq Stock MarketSM on December 31, 2000 and the exercise price of the options.

Directors' Fees

         Directors, including directors who are officers of CVB, received fees of $750 for each meeting of the Board attended and $100 for each committee meeting attended during fiscal 2000.

Certain Transactions

         Some of the directors and officers of CVB, and some of the corporations and firms with which these individuals are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank with respect to loans. It is also anticipated that some of the persons, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such persons, corporations and firms were made in the ordinary course of business, did not involve more than normal collection risk or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral as those prevailing at the same time for comparable Bank transactions with unaffiliated persons. No such loan as of December 31, 2000 was non-accruing, past due or restructured. At December 31, 2000, the aggregate amounts of loans outstanding to all directors and officers of the Bank and members of their immediate families were approximately $2,321,131.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires CVB's directors and executive officers, and any persons who own more than 10% of the Common Stock of CVB, to file with the Securities and Exchange Commission reports of ownership and changes in ownership of common stock. Officers and directors are required by SEC regulation to furnish CVB with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to CVB or written representation that no other reports were required, CVB believes that, during 2000, all filing requirements applicable to its officers and directors were complied with.


                                AUDIT INFORMATION

         The Board of Directors has adopted a written charter for the Audit Committee that is set forth in Exhibit A to this Proxy Statement. The three members of the Audit Committee are independent as that term is defined in the listing standards of the National Association of Securities Dealers.

                     Fees of Independent Public Accountants

Audit Fees

         The aggregate amount of fees billed to CVB by Mitchell, Wiggins & Company, LLP for professional services rendered in connection with the audit of CVB's annual financial statements for the fiscal year ended December 31, 2000, and for the review of CVB's interim financial statements included in CVB's quarterly reports on Form 10-QSB for that fiscal year, was $41,350.

Financial Information System Design and Implementation Fees

         There  were  no  professional  services  rendered  to CVB by  Mitchell,
Wiggins  &  Company,   LLP  for  the  design  and  implementation  of  financial
information systems for the fiscal year ended December 31, 2000.

All Other Fees

         The aggregate amount of fees billed to CVB by Mitchell, Wiggins & Company, LLP for all other non-audit services rendered to CVB for the fiscal year ended December 31, 2000 was $7,000.

                             Audit Committee Report

         Management is responsible for CVB's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of CVB's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

         In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from CVB and its management. Moreover, the Audit Committee has considered whether the independent auditor's provision of non-audit services to CVB is compatible with maintaining the auditor's independence.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in CVB's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

           Submitted by the Audit Committee of the Board of Directors
                             Garland L. Blanton, Jr.
                               Charles B. Goodman
                                 James T. Napier

                          Independent Auditor Appointed

         The Board has appointed Mitchell, Wiggins & Company, LLP, independent certified public accountants, to perform the audit of CVB's financial statements for the year ending December 31, 2000. Representatives from Mitchell, Wiggins & Company, LLP, will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from shareholders.

                        PROPOSALS FOR 2002 ANNUAL MEETING

         Under the regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2002 Annual Meeting of Shareholders must cause such proposal to be delivered, in proper form, to the Secretary of CVB, whose address is P.O. Box 39, Powhatan, Virginia 23139-0039, no later than November 23, 2001, in order for the proposal to be considered for inclusion in CVB's Proxy Statement. CVB anticipates holding the 2001 Annual Meeting on April 23, 2002.

         CVB's Bylaws also prescribe the procedure a shareholder must follow to nominate Directors or to bring other business before shareholders' meetings. For a shareholder to nominate a candidate for Director or to bring other business before a meeting, notice must be received by the Secretary of CVB not less than 60 days and not more than 90 days prior to the date of the meeting. Based upon an anticipated date of April 23, 2002 for the 2002 Annual Meeting of Shareholders, CVB must receive such notice no later than February 22, 2002 and no earlier than January 23, 2002. Notice of a nomination for Director must describe various matters regarding the nominee and the shareholder giving the notice. Notice of other business to be brought before the meeting must include a description of the proposed business, the reasons therefor and other specified matters. Any shareholder may obtain a copy of CVB's Bylaws, without charge, upon written request to the Secretary of CVB.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of CVB's Annual Report to Shareholders for the year ended December 31, 2000 accompanies this Proxy Statement. Additional copies may be obtained by written request to the Secretary of CVB at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, CVB WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO GARLAND L. BLANTON, JR., SECRETARY, CENTRAL VIRGINIA BANKSHARES, INC., 2036 NEW DORSET ROAD, P.O. BOX 39, POWHATAN, VIRGINIA 23139-0039. THE FORM 10-KSB IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                                  OTHER MATTERS

         The Board of Directors of CVB is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

                                                                       Exhibit A
                                                                       ---------

                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     Charter


I.   PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         o    Provide  an open  avenue of  communication  among the  independent
              accountants,   financial  and  senior  management,   the  internal
              auditing department, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV. of this Charter.

II.  COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. An "independent director" is a director who is not, nor has been within the last three years, an employee of the Corporation or an individual who has a business relationship (in addition to the director's relationship to the Corporation as an outside director) with the Corporation, unless any such business relationship does not interfere with the director's exercise of independent judgment, in the business judgment of the Board of Directors. In addition, a director is not independent if such director is employed as an executive of another corporation where any of the Corporation's executives serves on that corporation's compensation committee. Nevertheless, one former employee or immediate family member of a former employee who is not considered independent due solely to the three-year restriction period may be appointed to the Audit Committee if the Company's Board determines in its business judgment that membership on the Audit Committee is required by the best interests of the Company and its shareholders, and the Company discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for the determination.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.
Audit  Committee   members  may  enhance  their  familiarity  with  finance
and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board of Directors or until their successors shall be duly elected and qualified. Unless a Chairman is elected by the Whole Board, the members of the Audit Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chairman should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with IV.4. (below).

IV.  RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review
------------------------

   1. Review and update this Charter periodically, at least annually, as conditions dictate.

   2. Review the organization's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

   3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

   4. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

Independent Accountants
-----------------------

   5. In recognition of the fact that the independent accountants are ultimately accountable to the Board of Directors and to the Audit
        Committee, recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should ensure that the independent accountants submit a formal written statement delineating all relationships between the independent accountants and the Corporation and review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence.

   6. In consultation with the Board of Directors, review the performance of the independent accountants and approve any proposed selection or discharge of the independent accountants when circumstances warrant.

   7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

Financial Reporting Processes
-----------------------------

   8. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

   9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

   10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditing department.

Process Improvement
-------------------

   11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

   12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

   13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

   14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

Ethical and Legal Compliance
----------------------------

   15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

   16. Review management's monitoring of the Corporation's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

   17. Review activities, organizational structure, and qualifications of the internal audit department.

   18. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

   19. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

   20.  Perform  any  other  activities   consistent  with  this  Charter,   the
        Corporation's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

|X|  PLEASE MARK VOTES                      REVOCABLE PROXY
     AS IN THIS EXAMPLE             CENTRAL VIRGINIA BANKSHARES, INC.

                                                                                                        For    With-   For All
         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS                                                              hold     Except
                                                                 1.  Election of Directors:             [  ]   [  ]      [  ]
         Proxy Solicited by the Board of Directors
                                                                     Charles W. Binford    John B. Larus    James T. Napier

  The undersigned  hereby  constitutes Charles B. Goodman and    INSTRUCTION: To withhold authority to vote for any individual
Elwood C. May or either one of them,  attorneys  and proxies,    nominee,  mark "For All Except" and write that nominee's name
with  power  of   substitution   in  each,  to  act  for  the    in the space provided below.
undersigned  with  respect to all  shares of Common  Stock of
Central Virginia  Bankshares,  Inc. ("CVB") held of record by the  undersigned  on March 2, 2001, at the Annual  Meeting of
Shareholders to be held at the Powhatan Village Building (old
Powhatan High School),  3910 Old Buckingham  Road,  Powhatan,
Virginia,  on Tuesday,  April 24, 2001, at 10:00 a.m., or any
adjournment thereof, for the following purposes:                                                        For   Against  Abstain
                                                                  2.  To approve the appointment of     [  ]   [  ]      [  ]
                                                                      Mitchell, Wiggins & Company, LLP,
                                                                      as auditors for the year ended
                                                                      December 31, 2001.

                                                                  3.  To vote on such other business as may properly come before the meeting.

                                                                  Please check this box if you plan to attend the
                                                                  Annual Meeting of Shareholders.                       --> [  ]

                                -----------------------------
Please be sure to sign and date    Date                              THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER
  this Proxy in the box below.                                   DIRECTED  HEREIN BY THE  SHAREHOLDER.  IF NO  DIRECTION  IS MADE,
                                                                  THIS  PROXY WILL BE VOTED FOR ALL  NOMINEES  LISTED IN ITEM 1 AND
                                                                  FOR ITEM 2.
-------------------------------------------------------------
                                                                     Please  sign  your name  exactly  as it  appears  on the stock certificate. All of several joint owners should sign. Fiduciaries should give full title.



-------------------------------------------------------------
Stockholder sign above          Co-holder (if any) sign above


  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                        CENTRAL VIRGINIA BANKSHARES, INC.
                              2036 New Dorset Road
                                  P. O. Box 39
                          Powhatan, Virginia 23139-0039

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